UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2015

Infinity Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-31141	33-0655706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

784 Memorial Drive, Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 453-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On September 30, 2015, Infinity Pharmaceuticals, Inc. (the “Company”) issued a press release announcing the completion of enrollment in DYNAMO™, a Phase 2 study in patients with refractory indolent non-Hodgkin lymphoma evaluating the safety and efficacy of duvelisib, an oral, dual inhibitor of phosphoinositide-3-kinase (“PI3K”)-delta and PI3K-gamma. Completion of enrollment in DYNAMO triggers a $130 million milestone payment from AbbVie Inc. (“AbbVie”) under the terms of the collaboration and license agreement between the Company and AbbVie dated September 2, 2014. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information contained on websites referenced in the press release is not incorporated herein.

Item 9.01.	Financial Statements and Exhibits

(d) The following exhibit is included in this report:

Exhibit No.	Description

99.1	Press release dated September 30, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY PHARMACEUTICALS, INC.

Date: September 30, 2015	By:	/s/ Lawrence E. Bloch, MD, JD
Lawrence E. Bloch, MD, JD EVP, Chief Financial Officer and Chief Business Officer